2 Employee would otherwise have received for the 2025 fiscal year, which shall be calculated based on actual performance and paid at the same time as other annual incentive is payable to active employees of the Company. 3. No Consideration Absent Execution of this Retirement Agreement. Employee understands and agrees that Employee would not receive the monies and/or benefits specified in Section 2, except for Employee’s execution of this Retirement Agreement and the fulfillment of the promises contained herein. 4. General Release, Claims Not Released and Related Provisions. a. General Release of All Claims. Employee knowingly and voluntarily releases and forever discharges Americold, its parent corporation, affiliates, subsidiaries, divisions, predecessors, insurers, successors and assigns, and their current and former employees, attorneys, officers, trustees, directors and agents thereof, both individually and in their business capacities, and their employee benefit plans and programs and their administrators and fiduciaries (collectively referred to as “Releasees”), of and from any and all claims, known and unknown, asserted or unasserted, which the Employee has or may have against Releasees as of the date of execution of this Retirement Agreement, including, but not limited to, any alleged violation of:  Title VII of the Civil Rights Act of 1964 and Civil Rights Act of 1991;  Sections 1981 through 1988 of Title 42 of the United States Code;  The Employee Retirement Income Security Act of 1974 ("ERISA") (as modified below);  The Immigration Reform and Control Act;  The Americans with Disabilities Act of 1990;  The Age Discrimination in Employment Act of 1967 (“ADEA”);  The Occupational Safety and Health Act;  The Worker Adjustment and Retraining Notification Act;  The Sarbanes-Oxley Act of 2002;  The Fair Credit Reporting Act;  The Family and Medical Leave Act;  The Equal Pay Act;  The Genetic Information Nondiscrimination Act of 2008;  any other federal, state or local law, rule, regulation, or ordinance;

3  any public policy, contract, tort, or common law; or  any other basis for recovering costs, fees, or other expenses including attorneys' fees incurred in these matters. b. Claims Not Released. Employee is not waiving any rights Employee may have to: (a) Employee’s own vested accrued employee benefits under the current Americold’s health, welfare, or retirement benefit plans as of the Retirement Date; (b) benefits and/or the right to seek benefits under applicable workers’ compensation and/or unemployment compensation statutes; (c) pursue claims which by law cannot be waived by executing this Retirement Agreement; (d) enforce this Retirement Agreement; and/or (e) challenge the validity of this Retirement Agreement. c. Governmental Agencies. Nothing in this Retirement Agreement prohibits or prevents Employee from filing a charge with or participating, testifying, or assisting in any investigation, hearing, whistleblower proceeding or other proceeding before any federal, state, or local government agency (e.g. EEOC, NLRB, SEC., etc.), nor does anything in this Retirement Agreement preclude, prohibit, or otherwise limit, in any way, Employee’s rights and abilities to contact, communicate with, report matters to, or otherwise participate in any whistleblower program administered by any such agencies. d. Collective/Class Action Waiver. If any claim is not subject to release, to the extent permitted by law, Employee waives any right or ability to be a class or collective action representative or to otherwise participate in any putative or certified class, collective or multi- party action or proceeding based on such a claim in which Americold or any other Releasee identified in this Retirement Agreement is a party. 5. Acknowledgments and Affirmations. a. Employee affirms that Employee has not filed or caused to be filed and is not a party to any claim, complaint, or action against any of the Released Parties in any forum or form. b. Employee also affirms that Employee has been paid or has received all compensation, wages, bonuses, commissions and benefits to which Employee may be entitled and that no other compensation, wages, bonuses, commissions or benefits are due to Employee. c. Employee also affirms that Employee is not entitled to any payments or benefits under the Americold Logistics, LLC Severance Benefits Plan. d. Employee further affirms that Employee has no known workplace injuries or occupational diseases. Employee also affirms that Employee has been granted any leave to which Employee was entitled under the Family and Medical Leave Act or related state or local leave or disability accommodation laws. e. Employee also affirms that Employee has not been retaliated against for reporting any allegations of wrongdoing by Americold or any of its officers, trustees, directors or employees including, but not limited to, allegations of corporate fraud. f. Employee further affirms that all of Americold’s decisions regarding Employee’s pay and benefits through the date of Employee’s execution of this Retirement Agreement were not discriminatory based on age, disability, race, color, sex, religion, national origin, or any other classification protected by law.

4 g. Employee acknowledges that no provision of this Retirement Agreement or any other agreement between Employee and the Company shall be construed to prohibit or otherwise restrict Employee from lawfully reporting waste, fraud, or abuse to a designated investigative or law enforcement representative of a federal department or agency authorized to receive such information. 6. Confidentiality of this Retirement Agreement. a. Employee agrees that Employee will not publicize or disclose or knowingly permit or authorize the publicizing or disclosure of the negotiations leading up to this Retirement Agreement to any person or entity, for any reason, at any time, without the prior written consent of Americold, except as authorized herein, unless otherwise compelled by operation of law. The parties acknowledge their intention that the provisions of this Section create no liability for disclosures made: (i) by persons from public information released prior to Employee’s execution of this Retirement Agreement; (ii) to enforce the terms of this Retirement Agreement; or (iii) as otherwise compelled by operation of law. Further, neither this confidentiality provision or confidentiality provisions contained in any existing confidentiality agreement shall be construed to prohibit or otherwise restrict Employee from lawfully reporting waste, fraud, or abuse to a designated investigative or law enforcement representative of a federal department or agency authorized to receive such information. b. The foregoing notwithstanding, Employee acknowledges that this Section constitutes a material inducement to Americold to enter into this Retirement Agreement and represents that Employee has not directly or indirectly disclosed this Retirement Agreement, its contents, or any facts pertaining to the parties’ negotiations to any third party prior to Employee’s execution of this Retirement Agreement. c. Employee is permitted to disclose the information protected by this Section to Employee’s spouse/partner, attorneys, accountants, tax advisors and health care providers. However, should such individuals disclose such information, Employee understands and acknowledges that it shall be as if Employee violated this Section. Employee is also permitted to disclose the amount of consideration set forth in Section 2 above, as required by law, to governmental taxing authorities. In response to inquiries from third parties which would require the disclosure of this Retirement Agreement, Employee will state only that Employee cannot talk about it. d. It is agreed that in the event of a breach of the provisions of this Section by Employee, it would be impractical or extremely difficult to fix actual damages to Americold. Therefore, Employee agrees that in the event of such a breach, Employee shall pay to Americold, as liquidated damages, and not as penalty, the sum of 10% of the amounts paid per Section 2, per breach which represents reasonable compensation to Americold for the loss incurred because of such a breach. 7. Return/Protection of Property and Information; Pre-Existing Agreements. a. Employee will return Company Property as set forth in Employee’s Restrictive Covenant Agreements. Within three (3) calendar days of Employee’s execution of this Retirement Agreement, Employee will return all Company documents and property currently in Employee’s possession including, but without limitation, cardkey passes, door and file keys, safe combinations, and computer access that Employee has, received, or prepared or helped to prepare in connection with Employee’s employment with the Company. b. Employee also affirms that Employee is in possession of all of Employee’s property that Employee had at the Company’s premises and that the Company is not in possession of any of Employee’s

5 property. c. The parties acknowledge and agree that the terms and conditions set forth in any Americold Proprietary and Confidential Information Agreement and/or in Employee’s Restrictive Covenant Agreements shall remain in full force and effect following execution of this Retirement Agreements. Employee affirms and acknowledges that Employee has reviewed the Restrictive Covenant Agreements and each of its terms, and Employee represents and warrants that Employee is and will remain in compliance with all such terms. 8. References. Employee shall direct all individuals inquiring about Employee’s employment with the Company to The Work Number, which will follow the Company’s policy by responding with Employee’s last position and dates of employment and can be accessed at www.theworknumber.com or . If proof of employment plus income is needed, Employee will need to create a Salary Key in The Work Number system as well, granting the vendor access to Employee’s income information. 9. Non-Competition; Non-Solicitation of Employees and Customers; Mandatory Arbitration. Employee acknowledges and warrants that Employee shall remain bound by all continuing obligations in any agreement or other documents with the Company, including, without limitation, the Employment Agreement between Employee and the Company dated November 2, 2021 (the “Employment Agreement”) and Employee’s Restrictive Covenant and Mandatory Arbitration Agreement, which shall in no way be altered, modified, enhanced, diminished or amended by this Retirement Agreement except as set forth on Exhibit C (the restrictive covenants set forth in the Employment Agreement, the Restrictive Covenant and Mandatory Arbitration Agreement, as amended pursuant to Exhibit C, collectively referred to herein as the “Restrictive Covenant Agreements”). In executing this Retirement Agreement, Employee reaffirms and reacknowledges the binding and continuing nature of Employee’s obligations and covenants as set forth in the Restrictive Covenant Agreements. 10. Transition/Duty to Cooperate. Employee agrees to cooperate with Company in an orderly transition of Employee’s current matters and projects. Employee agrees to cooperate with Company and its attorneys in connection with any claim, litigation or other proceeding arising out of or relating to matters with which Employee was involved prior to the termination of Employee's employment. 11. Non-admission of Wrongdoing. The parties agree that neither this Retirement Agreement nor the furnishing of the consideration for this Retirement Agreement shall be deemed or construed at any time for any purpose as an admission by the Releasees of wrongdoing or evidence of any liability or unlawful conduct of any kind. 12. Liens and Attorneys’ Fees/Indemnification. a. Employee acknowledges that Employee solely is responsible for any liens made in connection with any services performed on Employee’s behalf by any attorney, consultant, health care providers or other third parties. b. Employee further acknowledges and agrees that Employee will indemnify the Releasees for any and all costs any of them incur as a result of any breach of this Retirement Agreement by Employee, including attorneys’ fees and all costs paid to any consultants, health care providers, or other third parties. 13. Governing Law and Interpretation. All disputes, claims, and any other matters arising

8 Executed on _________________ ____________________________________ GEORGE CHAPPELLE EXECUTED WITH RESPECT TO ADEA CLAIMS Executed on _________________ ____________________________________ GEORGE CHAPPELLE TOWER, ATLANTA, GA 30328 AFTER EMPLOYEE SIGNS THIS RETIREMENT AGREEMENT AND GENERAL RELEASE. IF THE LAST DAY OF THE REVOCATION PERIOD FALLS ON A SUNDAY OR LEGAL HOLIDAY IN THE STATE OF GEORGIA, THEN THE REVOCATION PERIOD SHALL NOT EXPIRE UNTIL THE NEXT FOLLOWING DAY WHICH IS NOT A SUNDAY OR LEGAL HOLIDAY. IF EMPLOYEE REVOKES THIS RETIREMENT AGREEMENT WITH RESPECT TO ADEA CLAIMS DURING THE REVOCATION PERIOD, IT BECOMES NULL AND VOID IN ITS ENTIRETY, ALTHOUGH SUCH REVOCATION DOES NOT AND SHALL NOT IMPACT ANY OTHER PART OF THIS RETIREMENT AGREEMENT OR ANY OTHER AGREEMENT BETWEEN COMPANY AND EMPLOYEE. IF EMPLOYEE DOES NOT REVOKE THIS RETIREMENT AGREEMENT WITH RESPECT TO ADEA CLAIMS, AFTER THE EXPIRATION OF THE REVOCATION PERIOD, IT BECOMES FINAL WITH RESPECT TO ADEA CLAIMS. THE FOREGOING NOTWITHSTANDING, THIS RETIREMENT AGREEMENT SHALL NOT BECOME EFFECTIVE AND ENFORCEABLE WITH RESPECT TO ADEA CLAIMS UNTIL THE SEVEN-DAY REVOCATION PERIOD HAS EXPIRED AND A LETTER IN THE FORM ATTACHED AS “ATTACHMENT A” DATED AND SIGNED NO SOONER THAN EIGHT DAYS AFTER EMPLOYEE EXECUTES THIS RETIREMENT AGREEMENT, HAS BEEN RECEIVED BY THE COMPANY’S DESIGNATED REPRESENTATIVE. EMPLOYEE AGREES THAT ANY MODIFICATIONS, MATERIAL OR OTHERWISE, MADE TO THIS RETIREMENT AGREEMENT DO NOT RESTART OR AFFECT IN ANY MANNER THE ORIGINAL TWENTY-ONE (21) CALENDAR DAY CONSIDERATION PERIOD FOR REVIEWING ADEA CLAIMS. EMPLOYEE FREELY AND KNOWINGLY, AND AFTER DUE CONSIDERATION, ENTERS INTO THIS RETIREMENT AGREEMENT INTENDING TO WAIVE, SETTLE AND RELEASE ALL CLAIMS EMPLOYEE HAS OR MIGHT HAVE AGAINST RELEASEES. 8/25/25 8/25/25 /s/ George Chappelle /s/ George Chappelle

9 Executed on AMERICOLD LOGISTICS, LLC By: MARK PATTERSON CHAIRMAN OF THE BOARD, AMERICOLD LOGISTICS, LLC 8/25/25 /s/ Mark Patterson